UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 20, 2004

EXTREME NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-25711	77-0430270
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3585 Monroe Street Santa Clara, California	95051
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(408) 579-2800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 20, 2004, Extreme Networks, Inc. issued a press release announcing its financial results for the fiscal quarter ended September 26, 2004 and held a conference call regarding those results. The press release and transcript of the conference call relating to the financial results for the fiscal quarter ended September 26, 2004 are attached hereto as Exhibit 99.1 and 99.2.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
99.1	Press Release dated October 20, 2004 announcing the financial results for the fiscal quarter ended September 26, 2004.

99.2	Transcript of earnings call, held on October 20, 2004, relating to Extreme Networks’ financial results for the quarter ended September 26, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 26, 2004

EXTREME NETWORKS, INC.

By:	/s/ William R. Slakey
William R. Slakey
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated October 20, 2004 announcing the financial results for the fiscal quarter ended September 26, 2004.

99.2	Transcript of earnings call, held on October 20, 2004, relating to Extreme Networks’ financial results for the quarter ended September 26, 2004.

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